UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2017

H.B. FULLER COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	001-09225	41-0268370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683

(Address of principal executive offices, including zip code)

(651) 236-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Summary Historical and Pro Forma Financial Information for Acquisition of Royal Holdings, Inc.

As previously announced, on September 2, 2017, H.B. Fuller Company (the “Company”) and HBF Windsor Holding Co., a newly formed wholly owned subsidiary of the Company (the “Purchaser”), entered into a Stock Purchase Agreement with ASP Royal Acquisition Corp. (“Royal Holdco 1”) and ASP Royal Holdings LLC (“Seller”), pursuant to which the Purchaser would acquire Royal Holdings, Inc. and its consolidated subsidiaries (collectively, “Royal”) from Seller, an affiliate of American Securities LLC, subject to the satisfaction of certain limited, customary closing conditions (the “Royal Acquisition”).

The Royal Acquisition is structured as an acquisition of 100% of the outstanding equity interests of Royal Holdco 1. Royal Holdco 1 owns all of the equity interests in Royal Acquisition Corp. (“Royal Holdco 2”), which in turn owns all of the equity interests in Royal. Neither Royal Holdco 1 nor Royal Holdco 2 (i) has engaged in any business activities, (ii) holds, leases, uses or owns any property or assets or equity interests in any company, corporation, partnership, joint venture, trust or firm or (iii) has any liability or debt (whether absolute, accrued, contingent or otherwise), other than its direct ownership of equity interests in Royal Holdco 2 or Royal, as applicable, and related incidental activities as would not have or reasonably be expected to have a material adverse impact on Holdco 1 or Holdco 2. Royal Holdco 1 and Royal Holdco 2 are passive holding companies through which Seller indirectly holds its interest in Royal. As a result, there is no material difference between the consolidated financial condition, results of operations and cash flows of either Holdco 1 or Holdco 2 and the consolidated financial condition, results of operations and cash flows of Royal reflected in its audited and unaudited financial statements.

The Company is filing this Current Report on Form 8-K solely to provide the historical consolidated financial statements of Royal and unaudited pro forma condensed combined financial information of the Company, after giving effect to the Royal Acquisition and related proposed financing transactions, as further described in Item 9.01 below and incorporated herein by reference. Except as otherwise described in the notes to Royal’s annual audited consolidated financial statements and unaudited interim consolidated financial statements, Royal’s financial statements relate solely to Royal.

The unaudited pro forma condensed combined financial information is provided for informational and illustrative purposes only and is not intended to represent, or be indicative of, the actual consolidated results of operations or financial position of the Company that would have been reported had the Royal Acquisition and related proposed financing transactions been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations or financial position of the Company following the consummation of the Royal Acquisition and related proposed financing transactions. Readers are cautioned not to place undue reliance on the unaudited pro forma condensed combined financial information.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. This Current Report on Form 8-K contains forward-looking statements, including statements relating to the completion of the Royal Acquisition and related proposed financing transactions. Forward-looking statements can usually be identified by the use of words such as “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will” and other expressions which indicate future events or trends. These forward-looking statements are based upon certain expectations and assumptions and are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including (1) risks to consummation of the Royal Acquisition, including the risk that the Royal Acquisition will not be consummated within the expected time period or at all, the risk that conditions to the closing of the Royal Acquisition, including receipt of required regulatory approvals, may not be satisfied, and the risk that the Royal Acquisition may be terminated in circumstances requiring the Company to pay the $78.75 million termination fee; (2) the Royal Acquisition may involve unexpected costs, liabilities or delays; (3) the Company’s business or stock price may suffer as a result of uncertainty surrounding the Royal Acquisition; (4) the Company may be unable to secure the financing necessary for the Royal Acquisition on favorable terms, or at all; (5) the substantial amount of debt the Company would incur to finance Royal Acquisition, the Company’s ability to repay or refinance it or incur additional debt in the future, the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on its common stock, and the effect of restrictions to be contained in the Company’s debt agreements that limit the discretion of management in operating the business or ability to pay dividends; (6) the Company may be unable to achieve expected synergies and operating efficiencies from the Royal Acquisition within the expected time frames or at all; (7) the Company may be unable to successfully integrate Royal’s operations into its own, or such integration may be more difficult, time consuming or costly than expected; (8) following the Royal Acquisition, revenues may be lower than expected, and operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected; (9) the outcome of any legal proceedings related to the Royal Acquisition; (10) the Company may be adversely affected by other economic, business, and/or competitive factors; (11) risks that the pending transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the pending transaction; and (12) the risks described from time to time in the Company’s reports filed with the Securities and Exchange Commission (the “SEC”) under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 3, 2016, subsequent Quarterly Reports on Form 10-Q and in other of our filings with the SEC. All forward-looking statements are qualified by, and should be considered in conjunction with, such cautionary statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Royal comprised of the consolidated balance sheets as of September 30, 2015 (successor) and 2014 (predecessor), and the related consolidated statements of operations, comprehensive income (loss), changes in shareholder’s equity and cash flows for the periods June 19, 2015 to September 30, 2015 (successor), October 1, 2014 to June 18, 2015 (predecessor) and year ended September 30, 2014 (predecessor), the notes related thereto and the report of Crowe Horwath LLP, independent registered public accounting firm, filed as Exhibit 99.1 hereto and incorporated herein by reference.

The audited consolidated financial statements of Royal comprised of the consolidated balance sheet as of September 30, 2016, and the related consolidated statement of income, consolidated statement of comprehensive income, consolidated statement of shareholder’s equity and consolidated statement of cash flows for the year ended September 30, 2016, the notes related thereto and the report of Ernst & Young LLP, independent registered public accounting firm, filed as Exhibit 99.2 hereto and incorporated herein by reference.

The unaudited condensed consolidated financial statements of Royal comprised of the consolidated balance sheet as of June 30, 2017, and the related condensed consolidated statements of income, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows for the nine months ended June 30, 2017 and 2016, and the notes related thereto, are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Royal Acquisition and related proposed financing transactions, is filed as Exhibit 99.4 hereto and incorporated herein by reference: (i) unaudited pro forma condensed combined balance sheet as of September 2, 2017; (ii) unaudited pro forma condensed combined statement of income for the fiscal year ended December 3, 2016; (iii) unaudited pro forma condensed combined statement of income for the nine months ended September 2, 2017; and (iv) the notes related thereto.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Crowe Horwath LLP, independent registered public accounting firm.

23.2	Consent of Ernst & Young LLP, independent registered public accounting firm.

99.1	Audited consolidated financial statements of Royal Holdings, Inc. and subsidiaries as of September 30, 2015 (successor) and 2014 (predecessor), and for the periods June 19, 2015 to September 30, 2015 (successor), October 1, 2014 to June 18, 2015 (predecessor) and year ended September 30, 2014 (predecessor), the notes related thereto and the report of Crowe Horwath LLP, independent registered public accounting firm.

99.2	Audited consolidated financial statements of Royal Holdings, Inc. and subsidiaries as of and for the year ended September 30, 2016, the notes related thereto and the report of Ernst & Young LLP, independent registered public accounting firm.

99.3	Unaudited interim condensed consolidated financial statements of Royal Holdings, Inc. and subsidiaries for the nine months ended June 30, 2017 and 2016, and the notes related thereto.

99.4	Unaudited pro forma condensed combined financial information for the fiscal year ended December 3, 2016, and as of and for the nine months ended September 2, 2017, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H.B. FULLER COMPANY

Date: October 10, 2017	By:	/s/ John J. Corkrean
John J. Corkrean
Executive Vice President and Chief Financial Officer